Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	GENT
Entity Registrant Name	GENTIUM S.P.A.
Entity Central Index Key	0001314755
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	14,969,150

CONSOLIDATED BALANCE SHEETS (EUR €) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	€ 9,990	€ 8,742
Available for sale securities		263
Accounts receivable, net of allowance of €27 as of December 31, 2010 and 2011	5,128	3,442
Accounts receivable from related parties, net of allowance of €850 as of December 31, 2010 and 2011	286	657
Inventories, net of allowance of €451 and €789 as of December 31, 2010 and 2011, respectively	2,946	2,364
Prepaid expenses and other current assets	488	541
Total Current Assets	18,838	16,009
Property, manufacturing facility and equipment, net	8,508	8,598
Intangible and other non-current assets	66	67
Total Assets	27,412	24,674
Current Liabilities
Accounts payable	5,089	4,308
Accounts payable to related parties	290	372
Accrued expenses and other current liabilities	1,710	1,902
Deferred Revenues	494	1,704
Current portion of capital lease obligations	21	70
Current maturities of long-term debt	504	1,098
Total Current Liabilities	8,108	9,454
Long-term debt, net of current maturities	1,545	1,759
Capital lease obligations		21
Termination indemnities	376	510
Total Liabilities	10,029	11,744
Share capital (no par value as of December 31, 2010 and 2011; 18,302,617 and 19,656,317 shares authorized as of December 31, 2010 and 2011; 14,956,317 and 14,969,150 shares issued and outstanding at December 31, 2010 and 2011)	110,228	108,485
Accumulated deficit	(92,845)	(95,555)
Total Shareholders' Equity	17,383	12,930
Total Liabilities and Shareholders' Equity	€ 27,412	€ 24,674

CONSOLIDATED BALANCE SHEETS (Parenthetical) (EUR €) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance	€ 27	€ 27
Accounts receivable from related parties, allowance	850	850
Inventories, allowance	€ 789	€ 451
Share capital, par value
Share capital, shares authorized	19,656,317	18,302,617
Share capital, shares issued	14,969,150	14,956,317
Share capital, shares outstanding	14,969,150	14,956,317

CONSOLIDATED STATEMENTS OF OPERATIONS (EUR €) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Product sales	€ 21,734	€ 19,715	€ 9,702
Other revenues	123	289	129
Total Revenues	23,883	24,551	10,168
Operating costs and expenses:
Cost of goods sold	6,035	5,786	4,002
Research and development	5,533	6,104	3,512
General and administrative	5,490	5,835	6,036
Sales and Marketing	2,237
Charges from related parties	222	346	279
Restructuring charges		1,101
Depreciation and amortization	870	908	916
Costs and Expenses, Total	20,387	20,080	14,745
Operating income/(loss)	3,496	4,471	(4,577)
Foreign currency exchange gain, net	46	90	162
Interest expense, net	(21)	(87)	(110)
Pre-tax income/(loss)	3,521	4,474	(4,525)
Income tax expense:
Total income tax expense	(811)	(397)
Net income/(loss)	2,710	4,077	(4,525)
Net income/(loss) per share:
Basic	€ 0.18	€ 0.27	€ (0.3)
Diluted	€ 0.18	€ 0.27	€ (0.3)
Weighted average shares used to compute net income/(loss) per share:
Basic	14,964,021	14,956,317	14,956,317
Diluted	15,340,859	14,956,317	14,956,317
Related Party
Revenues:
Product sales			195
Other revenues	2,026	4,547	337
API
Revenues:
Product sales	4,848	6,533	4,603
NPP
Revenues:
Product sales	€ 16,886	€ 13,182	€ 4,904

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (EUR €) In Thousands	Total	Share capital	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive income/(loss)
Beginning Balance at Dec. 31, 2008	€ 10,451	€ 14,956	€ 90,619	€ (95,107)	€ (17)
Beginning Balance (in shares) at Dec. 31, 2008		14,956
Unrealized gain on marketable securities	17				17
Stock-based compensation prior to no par value resolution	717		717
Resolution of no par value		91,336	(91,336)
Stock based compensation	670	670
Net income (loss)	(4,525)			(4,525)
Ending Balance at Dec. 31, 2009	7,330	106,962		(99,632)
Ending Balance (in shares) at Dec. 31, 2009		14,956
Stock based compensation	1,523	1,523
Net income (loss)	4,077			4,077
Ending Balance at Dec. 31, 2010	12,930	108,485		(95,555)
Ending Balance (in shares) at Dec. 31, 2010		14,956
Stock based compensation	1,666	1,666
Issuance of common stock upon exercise of stock options (in shares)		13
Issuance of common stock upon exercise of stock options	77	77
Net income (loss)	2,710			2,710
Ending Balance at Dec. 31, 2011	€ 17,383	€ 110,228		€ (92,845)
Ending Balance (in shares) at Dec. 31, 2011		14,969

CONSOLIDATED STATEMENTS OF CASH FLOWS (EUR €) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income/(loss)	€ 2,710	€ 4,077	€ (4,525)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Write-down of inventory	337	375	19
Unrealized foreign exchange gain/(loss)	(48)	8	(223)
Depreciation and amortization	1,320	1,323	1,300
Stock based compensation	1,666	1,523	1,386
(Gain)/loss on fixed asset disposal	(14)	24	2
Allowance for doubtful accounts		27
Release of allowance for doubtful accounts		(251)	(684)
Provision for income taxes	580	397
Loss on marketable securities			2
Changes in operating assets and liabilities:
Accounts receivable	(1,281)	(499)	(2,603)
Inventories	(919)	(1,188)	(663)
Prepaid expenses and other current and noncurrent assets	42	890	524
Accounts payable and other accrued expenses and deferred revenues	(648)	(82)	363
Termination indemnities	(134)	(91)	(54)
Deferred Revenues	(1,210)	1,704
Net cash provided by/(used in) operating activities	2,401	8,237	(5,156)
Cash Flows From Investing Activities:
Capital expenditures	(718)	(205)	(245)
Proceeds from sale of equipment	62
Intangible assets expenditures			(3)
Sales of marketable securities	263		262
Acquisition of Crinos assets			(4,000)
Net cash used in investing activities	(393)	(205)	(3,986)
Cash Flows From Financing Activities:
Proceeds from stock option exercises, net	77
Repayments of long-term debt	(808)	(649)	(1,108)
Principal payment of capital lease obligation	(70)	(67)	(65)
Net cash used in financing activities	(801)	(716)	(1,173)
Increase/(Decrease) in cash and cash equivalents	1,207	7,316	(10,315)
Effect of exchange rate on cash and cash equivalents	41	34	216
Cash and cash equivalents, beginning of period	8,742	1,392	11,491
Cash and cash equivalents, end of period	9,990	8,742	1,392
Supplemental disclosure of cash flow information:
Cash paid for interest	66	78	143
Cash paid for income taxes	375
Supplemental disclosure of non cash investing and financing activities:
Offset noncash assets and liabilities with Crinos and Sirton		€ 332	€ 744

BUSINESS AND BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2011
BUSINESS AND BASIS OF PRESENTATION

1.    BUSINESS AND BASIS OF PRESENTATION

Basis of Presentation:     Gentium S.p.A. (“Gentium,” the “Company,” “we,” or “our”) is a biopharmaceutical company focused on the development and manufacture of our primary product candidate, defibrotide, an investigational drug based on a mixture of single-stranded and double-stranded DNA extracted from pig intestines. Our development of defibrotide has been focused on the treatment and prevention of a disease called VOD, a condition that occurs when veins in the liver are blocked as a result of cancer treatments, such as chemotherapy or radiation, that are administered prior to stem cell transplantation. Severe VOD is the most extreme form of VOD and is linked to multiple-organ failure and high rates of morbidity and mortality.

Defibrotide has been given “orphan” status by the FDA and the EMA, which means that we will have limited market exclusivity upon regulatory approval. Defibrotide has also been granted “fast-track product” designation by the FDA for the treatment of severe VOD prior to stem cell transplantation. Currently, to the best of our knowledge, there are no FDA or EMA approved treatments for this life-threatening disease. While we have not yet obtained regulatory approval to market defibrotide, we are authorized to distribute defibrotide on a pre-approval basis under a treatment IND, protocol, which we call our cost recovery program, in the U.S., and through a named-patient program (“NPP”) throughout the rest of the world.

We have completed two clinical trials, a Phase III trial of defibrotide for the treatment of severe VOD in the U.S., Canada and Israel and a Phase II/III pediatric trial in Europe for the prevention of VOD.

On May 10, 2011, we announced the filing of our MAA for defibrotide for the treatment and prevention of hepatic VOD in adults and children, with the EMA under a centralized procedure. We have responded to the Day 120 LoQs from the EMA’s CHMP. The CHMP will continue its review of the MAA and will either issue an opinion on the MAA or submit a LoOIs requiring further clarification, the latter of which will stop the review clock to permit us time to respond.

On July 6, 2011, we announced the filing of our NDA with the FDA for defibrotide for the treatment of hepatic VOD in adults and children undergoing hematopoietic stem-cell transplantation. On August 17, 2011 we announced the voluntary withdrawal of our NDA following correspondence from the FDA identifying several potential “Refuse to File” issues regarding, among other things, the completeness and accuracy of our datasets. We have begun implementing a remediation plan, which includes an analysis of the issues raised by the FDA, and the engagement of CROs and several outside consultants to assist us in addressing the issues raised by the FDA. Currently, we are working with these CROs and consultants to conduct additional quality reviews of the original datasets and databases.

We continue to work on our U.S. regulatory strategy with our commercial partner, Sigma-Tau Finanziaria S.p.A. and its affiliate, Sigma-Tau Pharmaceuticals, Inc., to which we have licensed our commercial rights to use defibrotide for both the treatment and prevention of VOD in North America, Central America and South America (collectively, the “Americas”). We have entered into a supply and distribution agreement with IDIS, whereby IDIS agreed to be the exclusive supplier of defibrotide on a named-patient supply basis in certain European countries and in certain territories in other parts of the world. We have entered into license and/or supply and distribution agreements with specialized regional partners for the distribution of defibrotide on a named-patient supply basis in the following territories: Turkey, Israel, Palestinian Authority, Australia, New Zealand, Sweden, Denmark, Norway, Iceland, Finland, Latvia, Lithuania and Estonia; and some of these partners have also agreed to assist us with local registration, marketing authorization, reimbursement, marketing, sales and distribution and medical affairs activities following regulatory approval, if any.

In accordance with our overall strategy, we have appointed our commercial leadership team, which is currently responsible for, among other things, market research and pharmacoeconomics analysis, and will be responsible for marketing defibrotide in the major European countries upon regulatory approval, if any. In August 2011, we formed a wholly-owned subsidiary, Gentium GmbH, organized under the laws of Switzerland, as the headquarters for our commercial operations.

We have a manufacturing plant in Italy where we produce active pharmaceutical ingredients, or APIs, such as the defibrotide compound, urokinase and sulglicotide. These APIs are subsequently used to make the finished forms of various drugs. With respect to defibrotide, we have contracted with Patheon S.p.A. to process the defibrotide compound into its finished form, defibrotide, at Patheon’s manufacturing facility. We believe that we are the sole worldwide producer of defibrotide. Our operating assets are located in Italy.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These consolidated financial statements are denominated in the currency of the European Monetary Union (the Euro or €). Unless otherwise indicated, all amounts are reported in thousands of Euro or US$, except share and per share data.

The accompanying consolidated financial statements have been prepared on the assumption that we will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of the balance sheet. Through December 31, 2011, the Company had accumulated losses of approximately €92.85 million. We have been cash flow positive since 2010, primarily due to an upfront payment from Sigma-Tau Pharmaceuticals, Inc. in connection with the expansion of the license for defibrotide in the Americas, and revenue and cash-flow generated from the cost recovery and named-patient programs. As a result, we have been able to finance the establishment of our European commercial team, repay the current portion of our long-term debt and fund our working capital. However, if we are unable to obtain regulatory approval to commercialize defibrotide, unable to generate sufficient revenue and cash-flow through our cost recovery and named-patient programs, or if we are required to fund additional clinical trials and increase expenditures above our current expectations, we may need to obtain additional capital through equity or debt financing, loans and collaborative agreements with corporate partners, and which may not be available to us on favorable terms, if at all. Management performed an evaluation of the Company’s activities through the date of filing of this annual report on Form 20-F, and has concluded that there are no subsequent events requiring disclosure through that date.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation: Our consolidated financial statements reflect the financials of the Company and its wholly-owned subsidiary, Gentium GmbH. All intercompany balances and transactions have been eliminated upon consolidation.

Use of Estimates:    The preparation of our consolidated financial statements in accordance with U.S. GAAP requires management to make judgments, estimates and assumptions that may affect the reported amounts of assets and liabilities, and related disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions.

Segment Information: The Company is managed and operated as one business. The entire business is managed by a single management team that reports to the chief executive officer. The Company does not operate separate lines of business or separate business entities with respect to any of its products or product candidates. The Company’s chief operating decision makers review the profits and losses and manage the operations of the Company on an aggregate basis. Accordingly, the Company operates in one segment, which is the biopharmaceutical industry.

Cash and Cash Equivalents:    Cash and cash equivalents include highly liquid, temporary cash investments having original maturity dates of three months or less.

Concentration of Credit Risk and Other Risks and Uncertainties:     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, cash equivalents, marketable securities and trade receivables. The Company limits its investments to short-term low risk instruments. Trade receivables from one foreign customer are guaranteed by a letter of credit from a primary banking institution. The Company is exposed to credit risk with respect to its trade accounts receivable, from sales of defibrotide through its named-patient and cost recovery programs, which are typically unsecured. As of December 31, 2011, top two customers accounted for approximately 49% and 18% of our accounts receivable, respectively. As of December 31, 2010, two customers accounted for approximately 70% and 19% of our accounts receivable, respectively. We are exposed to risks associated with foreign currency transactions in which we use U.S. dollars to make contract payments denominated in euros and vice versa. As the net positions of our unhedged foreign currency transactions fluctuate, our earnings might be affected. We currently do not utilize forward exchange contracts or any type of hedging instruments to hedge foreign exchange risk, as we believe our overall exposure is relatively limited. For the year ended December 31, 2011, three customers accounted for 56%, 14% and 12% of our product sales, respectively. For the year ended December 31, 2010, three customers accounted for 55%, 23% and 12% of our product sales, respectively. For the year ended December 31, 2009, three customers accounted for 47%, 28% and 12% of our product sales to third parties, respectively.

The Company is subject to a number of risks common to companies in the biotechnology industry including, but not limited to, its ability to successfully obtain regulatory approval for defibrotide, the uncertainty as to whether defibrotide will become a successful commercial product, its ability to generate projected revenue through its named-patient and cost recovery programs, its dependence on corporate partners and key personnel, protection of proprietary technology, compliance with FDA and other governmental regulations and approval requirements, its ability to obtain financing, if necessary, and potential changes in the health care industry.

Accounts Receivable: Accounts receivable are primarily comprised of amounts due from our wholesale distributors and pharmaceutical companies. Account receivables are recorded net of allowances for distributors’ fees where we are not invoiced directly and doubtful accounts. Estimates for distributors’ fees are based on contractual terms. Estimates for our allowance for doubtful accounts are determined based on existing contractual payment terms, historical payment patterns of our customers and individual customer circumstances. Amounts determined to be uncollectible are charged or written-off against the reserve.

Inventories:    Inventories consist of raw materials, semi-finished and finished active pharmaceutical ingredients and defibrotide distributed through the named-patient and treatment IND programs. Inventories are stated at the lower of cost or market, with cost being determined on an average cost basis, which approximates the first-in-first-out method. Prior to commencing the sale of defibrotide through the named-patient and cost recovery programs, we had expensed all costs associated with the production of defibrotide as research and development expenses. Since signing the agreements associated with the named-patient and cost recovery programs, we capitalized the subsequent costs of manufacturing defibrotide as inventory, including costs to convert existing active pharmaceutical ingredients to ampoules and vials and costs to package and label previously manufactured inventory which costs had previously been expensed as research and development expenses. Until we sell the inventory, the carrying values of our inventories and our cost of sales will reflect only incremental costs incurred subsequent to the signing of these agreements.

The Company periodically reviews its inventories and items that are considered outdated or obsolete which are reduced to their estimated net realizable values. The Company estimates reserves for excess and obsolete inventories based on inventory levels on hand, future purchase commitments, and current and forecast product demand. If an estimate of future product demand suggests that inventory levels will become obsolete, then inventories are reduced to their estimated net realizable values. We also review our inventory for quality assurance and quality control issues identified in the manufacturing process and determine whether a write-down is necessary.

We expense costs relating to the production of clinical products, which are not expected to be sold through the named-patient and cost recovery programs as research and development expenses in the period incurred and we will continue to do so until we receive an approval letter from the FDA or EMA for a new product or product configuration. Upon receipt of an approval letter from the FDA or EMA for a new product or product configuration, we will begin to capitalize the subsequent inventory costs relating to that product configuration.

Property, Manufacturing Facility and Equipment:    Property and equipment are carried at cost, subject to review for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The cost of normal, recurring, or periodic repairs and maintenance activities related to property and equipment are expensed as incurred, and the cost for major expenditures for additions and improvements are capitalized if they extend the useful life or capacity of the asset.

The cost of our property, manufacturing facility and equipment also includes a proportionate share of the Company’s financing costs. The amount of interest cost to be capitalized for qualifying assets is that portion of the interest cost incurred during the assets’ acquisition period that could have been avoided if expenditures for the assets had not been made. Capitalized interest expense is amortized over the same life as the underlying constructed asset.

We depreciate or amortize the cost of our property and equipment using the straight-line method over the estimated useful lives of the respective assets, which are summarized as follows:

Asset Category	Useful Lives
Land	Not depreciated
Buildings	20 years
Plant and Machinery	10 to 15 years
Industrial Equipments	10 years
Furniture and Fixtures	5 to 10 years
Leasehold Improvements	Lesser of the useful life or the term of the respective lease
Internally Developed Software	15 years

When we dispose of property, plant and equipment, we remove the associated cost and accumulated depreciation from the related accounts on our consolidated balance sheet and include any resulting gain or loss in our consolidated statement of operations.

Computer Software We capitalize costs of computer software obtained for internal use. Such costs are included in property, manufacturing facility and equipment and are amortized over the estimated useful life of the software.

Intangibles:  Intangible assets are stated at cost and amortized on a straight-line basis over the expected useful life of such assets, which is estimated to be five to ten years for licenses and trademarks.

Impairment of Long-lived Assets, including Intangibles: The Company’s long-lived assets consist primarily of property and equipment. The Company evaluates its ability to recover the carrying values of long-lived assets used in its business, considering changes in the business environment or other facts and circumstances that suggest the value of such assets may be impaired. If this evaluation indicates the carrying value will not be recoverable, based on the undiscounted expected future cash flows estimated to be generated by these assets, the Company reduces the carrying amount to the estimated fair value.

Marketable Securities: The Company’s marketable securities, which consist of debt securities due on May 2011, are classified as securities available for sale in current assets and are carried at fair value based on market prices. Unrealized gains and losses (which are deemed to be temporary), if any, are reported in other comprehensive income or loss as a separate component of shareholders’ equity.

A decline in the market value of any available for sale securities below cost are deemed to be other than a temporary result in a reduction in the carrying amount to fair value. In this case, impairment is charged to earnings and a new cost basis for the securities is established. Factors evaluated to determine whether an impairment is other than temporary include significant deterioration in the credit rating, asset quality, or business prospects of the issuer; adverse changes in the condition of the general market in which the issuer operates; the intent and ability to retain the investment for a sufficient period of time to allow for recovery in the market value of the investment; and any concerns about the issuer’s ability to continue as a going concern.

Revenue Recognition:   We recognize revenues when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, our price to the customer is fixed or determinable and collectability is reasonably assured. Revenues from product sales are recognized upon delivery, when title and risk of loss have passed to the customer. Product revenues are recorded net of applicable reserves for discounts, distributors’ fees and allowances.

Items deducted from Total Product Sales:

·	Distributor fees: We have entered into an agreement with distributors to manage defibrotide as an investigational drug on a named-patient and cost recovery basis. We recognize a fee to distributors based on a contractually determined fixed percentage of sales. These fees are accrued at the time of the sale and offset against product sales and are typically paid within 60 days after the issuance of a sales report. Distributor fees are recorded as accrued expenses and other current liabilities on our balance sheets

·	Cash discounts: We may offer a price discount to a customer if a minimum number of purchase quantities are purchased in a calendar year. We establish a reserve based on estimates of the amounts earned or to be claimed on the related sales, which is classified under accrued expenses and other current liabilities on our balance sheets, and as a reduction of product sales.

·	Product returns: We do not provide our customers with a general right of product return, although we do permit returns if the product is damaged or defective when received by the customer.

Collaborative arrangements with multiple deliverables are divided into separate units of accounting if certain criteria are met, including whether the delivered element has stand-alone value to the customer and whether there is objective and reliable evidence of the fair value of the undelivered item. The consideration received from these arrangements is allocated among the separate units based on their respective selling prices, and the applicable revenue recognition criteria are applied to each separate unit. Revenues from collaborative arrangements generally include manufacturing fee arrangements if the research and development efforts ever reach the commercialization phase.

Revenue from non-refundable up-front license fees and milestone payments is recognized as performance occurs and our obligations are completed. In accordance with the specific terms of the Company’s obligations under these arrangements, revenue is recognized as the obligation is fulfilled or ratably over the development or manufacturing period. Revenue associated with substantive at-risk milestones is recognized based upon the achievement of the milestones as defined in the respective agreements. Revenue from the reimbursement of research costs under collaborative arrangements is recognized as the related research and development costs are incurred, as provided under the terms of these arrangements.

Advance payments received in excess of amounts earned are classified as deferred revenue until earned on the balance sheets. Costs incurred by the Company for shipping and handling are included in cost of goods sold.

Research and Development:  Research and development expenditures are charged to operations as incurred. Research and development expenses consist of costs incurred for proprietary and collaborative research and development, including activities such as product registration and investigator-sponsored trials. Research and development expenses include salaries, benefits and other personnel related costs, clinical trial and related clinical manufacturing expenses, fees paid to clinical research organizations (CROs), contract and other outside service fees, employee stock based compensation expenses and allocated facility and overhead costs, offset by research and development tax credits due from the Italian Tax Authorities. Payments we make for research and development services prior to the services being rendered are recorded as prepaid assets on our consolidated balance sheets and are expensed as the services are provided.

Clinical Trial Accruals:     The Company accounts for the costs of clinical studies conducted by contract research organizations based on the estimated costs and contractual progress over the life of the individual study. These costs can be a significant component of research and development expenses.

Income Taxes:    The Company uses the liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences of temporary differences between the financial statements carrying amounts and the respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which the temporary differences are expected to be recovered or settled. We evaluate the realizability of our deferred tax assets and establish a valuation allowance when it is more likely than not that all or a portion of deferred tax assets will not be realized. We account for uncertain tax positions using a “more-likely-than-not” threshold for recognizing and resolving uncertain tax positions. We evaluate uncertain tax positions and consider various factors, including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position.

Foreign Currency Transactions:    The functional currency of the Company’s foreign subsidiary is the Euro and, therefore, there are no translation adjustments in the consolidated financial statements. However, net realized and unrealized gains and losses resulting from foreign currency transactions that are denominated in a currency other than the Company’s functional currency, the Euro, are included in the statements of operations.

Share-Based Compensation:     The Company has always recognized stock-based compensation at fair value. Compensation expenses for awards that are ultimately expected to vest are recognized as expenses on a straight-line basis over the requisite service period of the equity compensation award, which is generally the vesting period.

Historically, the fair value of all option grants was estimated on the grant date using the Black-Scholes option-pricing model. For all stock options granted after December 31, 2009, the fair value of the award is estimated on the date of grant using a binomial valuation model. The binomial model considers characteristics of fair value option pricing that are not available under the Black-Scholes model. Similar to the Black-Scholes model, the binomial model takes into account variables such as volatility, dividend yield rate, and risk free interest rate. However, unlike the Black-Scholes model, the binomial model also considers the contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, the probability of termination or retirement of the option holder in computing the value of the option and the exchange rate between the euro and the dollar. For these reasons, the Company believes that the binomial model provides a fair value that is more representative of actual experience and future expected experience than that value calculated using the Black-Scholes model.

Fair Value of Financial Instruments:    The carrying amounts of cash and cash equivalents, accounts receivable, prepaid expenses, other current assets, accounts payable and accrued expenses approximate fair values due to the short-term maturities of these instruments. Marketable securities are carried at market price.

Comprehensive Income: Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss), or OCI. OCI includes certain changes in stockholders’ equity that are excluded from net loss. Specifically, we include only unrealized gains or losses on our available for sale securities in OCI. Other comprehensive income (loss), net of tax, for the years ended December 31, 2009, 2010 and 2011, was €(4,508), €4,077, and €2,710 respectively.

Earnings per Share: Basic net earnings per share is based upon the weighted average number of common shares outstanding and excludes the effect of dilutive common stock issuable from stock options and warrants. In computing diluted earnings per share, only potential common shares that are dilutive, or those that reduce earnings per share, are included. The issuance of common stock from stock options and warrants is not assumed if the result is anti-dilutive, such as when a loss is reported.

Recent Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (FASB) or other standard setting bodies, which are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (ASU 2011-11). This newly issued accounting standard requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of its financial position as well as instruments and transactions executed under a master netting or similar arrangement. The standard was issued to enable users of financial statements to understand the effects or potential effects of those arrangements on its financial position. This ASU is required to be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. As this accounting standard only requires enhanced disclosure, the adoption of this standard is not expected to have an impact on our financial position or results of operations.

RELATED PARTIES	12 Months Ended
Dec. 31, 2011
RELATED PARTIES

3.    RELATED PARTIES

Historically, the Company had significant relationships with two privately owned Italian companies: FinSirton and its wholly owned subsidiary, Sirton (now Vifarma S.p.A.). FinSirton, the parent company of several businesses, remains one of the Company’s largest shareholders (with approximately 17% ownership at December 31, 2011) and was originally the Company’s sole shareholder. The Company’s former Chief Executive Officer and Chairman, Dr. Laura Ferro may be deemed to control FinSirton. In addition, Dr. Ferro previously served as a member of Sirton’s Board of Directors.

In 2010, Sirton (now Vifarma S.p.A.) was put into liquidation and, on June 28, 2010, Sirton was admitted by the Court of Como to a composition with creditors’ proceedings ("concordato preventivo"). The composition with creditors was approved on February 3, 2011. At that time, Sirton’s assets were acquired by a third party, as approved by the Court of Como. A liquidator has been appointed to manage the liquidation process and the distribution of proceeds received from the sale of Sirton’s assets to Sirton’s creditors. Although the distribution allocation has not yet been finalized, we understand that the liquidator may propose to satisfy the amounts due to secured creditors in full, with a payout distribution of 18.26% to all unsecured creditors. Our net exposure to Sirton at the date of the admission to the composition with creditors (June 28, 2010) was €850. If the preliminary indication from the liquidator is confirmed we may collect 18.26% or €155 of the receivables outstanding on the date of the admission to the composition with creditors (June 28, 2010) which amounts to €850 thousand. Due to the uncertainty of the final distribution to creditors from the sales of Sirton’s assets, we established an allowance for doubtful accounts of €850, which represents our exposure against Sirton.

The Company had a lease agreement with Sirton (now Vifarma S.p.A.) that expired on December 31, 2010, but was renewed for an additional six-year term. In connection with Sirton’s (now Vifarma S.p.A.) liquidation proceeding, the lease agreement with Sirton (now Vifarma S.p.A.) along with the premises to which such lease pertains were transferred to an unrelated third party that has also acquired the rights to Sirton’s name.

We had two commercial leases with FinSirton. The first lease contract was entered into 2005. The area leased was approximately 1,750 square meters in size for offices, laboratories and storage facilities. The contract provided for an annual fee of €156 thousand which was updated each year on the basis of the variation of the cost of living index. The second lease contract was entered into 2007. The area leased was approximately 600 square meters in size for offices, manufacturing, laboratories and storage facilities. The contract provided for an annual fee of €30 thousand which is updated each year on the basis of variation of the cost of living index. In July 2009, the agreement was amended to reduce space rented and the annual fee was decreased to €15 thousand.

These two leases were terminated on December 31, 2011 and, as of January 1, 2012, we entered into a new commercial lease with FinSirton The area leased is approximately 4,800 square meters in size and is used for offices, manufacturing, laboratories and storage facilities. The lease provides for an annual fee of €185 thousand for the initial six-year term, which may be adjusted annually based on the cost of living index, and, in the event we exercise our six-year renewal option, €215 thousand on an annual basis, subject to cost of living adjustments.

Expenses under these operating leases for the years ended December 31, 2009, 2010 and 2011 amounted to €198, €192 and €212, respectively. See Note 17 for the commitments under these leases.

For the years ended December 31, 2009, 2010 and 2011, the Company had the following transactions with FinSirton and Sirton (now Vifarma S.p.A.):

	For the Year Ended December 31,
	2009	2010	2011
Revenues
Product sales	€195	€-	€-

Expenses
Cost of goods sold	296	164	-
Charges from related parties	279	346	222
Total	575	510	222

As of December 31, 2010 and 2011 the Company had balances with FinSirton and Sirton (now Vifarma S.p.A.) as listed below. In 2011, transactions with the new Sirton Pharmaceuticals S.p.A were not classified as transactions with a related party since the new Sirton Pharmaceuticals S.p.A. is no longer a related party of the Company given the change of ownership.

	December 31,
	2010	2011

Accounts Receivable – Sirton (now Vifarma S.p.A.)	€1,050	€850
Accounts Receivable – FinSirton	14	256
Allowance of doubtful accounts	(850)	(850)
Accounts Receivable, net	214	256

Accounts Payable Sirton	308	5
Accounts Payable FinSirton	64	285
	372	290

The Company and Sirton (now Vifarma S.p.A.) formally offset nil and €332 in payables due to Sirton (now Vifarma S.p.A.) against the same amount of receivables due from Sirton, for the years ended December 31, 2011 and 2010, respectively.

Due to the uncertainty of the final distribution to creditors from the sale of Sirton’s assets, we had established an allowance for doubtful accounts of €1,783, which was partially released in 2010 and 2009 for €251 and €684 respectively, as general and administrative expenses. We still maintain an allowance of €850 which represents our exposure against Sirton (now Vifarma S.p.A.).

The Company is a party to a License and Supply Agreement with Sigma-Tau Pharmaceuticals, Inc. pursuant to which we have licensed the right to market defibrotide to treat and prevent VOD in North America, Central America and South America to Sigma-Tau Pharmaceuticals, Inc. and pursuant to which Sigma-Tau Pharmaceuticals, Inc. has agreed to purchase defibrotide from us for this use. Sigma-Tau Pharmaceuticals, Inc. is an affiliate of Sigma-Tau Finanziaria S.p.A. Dr. Marco Brughera, who holds various senior-level positions within the Sigma-Tau Group, serves as a member of our Board of Directors. Dr. Brughera was elected to our board following the resignation of Marco Codella, the former Chief Financial Officer of Sigma-Tau Finanziaria, who served as member of our board of directors since 2005. See Note 4 for further discussion of our relationship with Sigma-Tau.

The accounting policies applied in transactions with our affiliates are consistent with those policies applied in transactions with independent third parties and all related party agreements are negotiated on an arm’s length basis.

COLLABORATIVE ARRANGEMENTS	12 Months Ended
Dec. 31, 2011
COLLABORATIVE ARRANGEMENTS

4. COLLABORATIVE ARRANGEMENTS

In December 2001, the Company entered into a license and supply agreement with Sigma-Tau Pharmaceuticals, Inc. (as assignee of Sigma-Tau Industrie Farmaceutiche Riunite S.p.A., hereinafter referred to as “Sigma-Tau”). Under the agreement, Sigma-Tau obtained exclusive rights to distribute, market and sell defibrotide to treat VOD in the United States. This license expires 8 years after Company’s launch of the product. In 2005, the Company expanded Sigma-Tau’s current license territory to all of North America, Central America and South America (collectively, the “Americas”). In January 2010, the Company amended its existing license and supply agreement to encompass a license to Sigma-Tau for the intravenous formulation of defibrotide for the prevention of VOD in the Americas and to transfer the New Drug Application (NDA) post-approval in the United States. Pursuant to the amended terms, Gentium received an initial payment of $7,000 and will receive an additional payment of $6,000 following approval from the FDA to market defibrotide in the U.S. and a further $2,000 following the transfer of the approved NDA to Sigma-Tau.

The agreement also envisages that the Company will produce and supply defibrotide to Sigma-Tau for marketing and distribution in the United States if and when the drug is approved by the FDA. Gentium will receive a 7% royalty on net sales and a supply margin equal to the greater of 31% of net sales of defibrotide or €.050 per unit in the Americas. Gentium will reimburse $1,000 of costs reimbursed by Sigma-Tau from its future royalty payments due to Gentium under the License and Supply Agreement.

If the Company unilaterally discontinues the development of defibrotide to treat VOD (after written notice to Sigma-Tau) and, within 36 months of the discontinuation, resumes the development of defibrotide, substantially availing itself of the stages previously completed, either independently or with a third party, then it will be required to promptly reimburse Sigma-Tau for the amounts received. The Company has no intention of discontinuing the development of the product.

If, during the drug development stage the Company realizes that the activities required to bring the product to completion will necessitate a material increase in expenditures, the parties will discuss the increased costs and possible revisions to the terms of the agreement; if the parties are unable to mutually agree on such revisions, either party can terminate the agreement. If the Company or Sigma-Tau terminates the agreement for that reason and the Company resumes the development within 36 months of the termination, substantially availing itself of the stages previously completed, either independently or with a third party, the Company will be required to promptly reimburse Sigma-Tau for the amounts received.

On October 12, 2007, the Company and Sigma-Tau entered into a cost sharing agreement to address the need for additional funding not included in the original license and supply agreement. Under this agreement Sigma-Tau will reimburse the Company for 50% of certain costs incurred in the Company’s ongoing Phase III clinical trial of defibrotide to treat severe VOD. We recognize the reimbursement of research and development expenses as revenue when we incur the costs subject to reimbursement. For the years ended December 31, 2009, 2010 and 2011, the Company recorded contributions of €0.10 million, €1.14 million, and €0.32 million received from Sigma-Tau which has been recognized as other revenue.

The following table outlines the nature and amount of other revenue recognized under the cost sharing agreement in the accompanying consolidated financial statements:

	For the Year Ended December 31,
	2009	2010	2011
Research and development cost reimbursement	€103	€1,138	€323
Upfront payments recognized ratably	-	3,409	€1,703
Milestone payments	234	€-	-
	€337	€4,547	€2,026

The following table outlines the receivable that Sigma-Tau Pharmaceuticals, Inc. has agreed to pay as reimbursement for costs incurred on the Phase III trial for the treatment of severe VOD pursuant to a cost-sharing letter agreement between the Company and Sigma-Tau. The balance is classified as accounts receivable from related parties in the consolidated financial statements.

	December 31,
	2010	2011
Accounts Receivable from Sigma-Tau	€443	€30

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES

5.    INVENTORIES

The Company’s inventories consist of:

	December 31,
	2010	2011
Raw materials	€310	€271
Semi-finished goods	768	979
Finished goods	1,286	1,696
Total	€2,364	€2,946

At December 31, 2010 and 2011, the reserves for obsolescence were €451 and €789 respectively. The increase from 2010 is mainly due to an adjustment of the net realizable value of the heparin active pharmaceutical ingredient manufactured in connection with our costs associated with the heparin manufacturing process, for which there is doubt as to the Company’s ability to recover the cost incurred.

Prior to signing the named-patient and cost recovery program agreements, all costs associated with the production of defibrotide were expensed as research and development expenses. In connection with completion of the technology transfer with a third party contractor, as of December, 31 2011 inventory included €487 for defibrotide commercial batches classified as finished goods, which are expected to be sold through the named patient and cost recovery programs.

PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
PREPAID EXPENSES AND OTHER CURRENT ASSETS

6.    PREPAID EXPENSES AND OTHER CURRENT ASSETS

The Company’s prepaid expenses and other current assets consisted of:

	December 31,
	2010	2011
VAT receivables	€291	€111
Other prepaid expenses and current assets	250	377
Total prepaid expenses and current assets	€541	€488

The “VAT” (value added tax) receivables represent the tax on the value of consumption. VAT has no effect on the Company’s operating results, as payments and receipts may be offset against each other in periodic filings with the tax authorities. The VAT payment system is a “custodial” relationship. VAT liabilities are generated when the Company invoices customers, including the VAT amount, and VAT receivables are created when the Company purchases goods and services subject to VAT. The decrease in VAT receivables is due to the utilization of i) €285 to offset the payment of an equivalent amount of social charges and withholding taxes, ii) €133 to offset the payment of an equivalent amount of the 2011 Italian Regional Tax on Productive Activities and iii) €238 as an increase in VAT receivables which may be claimed back in 2012 to offset an equivalent amount of social security charges and withholding tax.

Other prepaid expenses and current assets refer mainly to advances to vendors and prepaid premiums to insurance companies.

PROPERTY, MANUFACTURING FACILITY AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY, MANUFACTURING FACILITY AND EQUIPMENT

7.    PROPERTY, MANUFACTURING FACILITY AND EQUIPMENT

Property, plant and equipment are recorded at historical cost, net of accumulated depreciation. Components of property, plant and equipment, net are summarized as follows:

	December 31,
	2010			2011
	Cost	Accumulated Depreciation	Net book value	Cost	Accumulated Depreciation	Net book value
Land and building	€2,682	1,404	1,278	€2,643	1,480	1,163
Plant and machinery	15,363	9,439	5,924	15,464	10,392	5,072
Industrial equipment	1,275	833	442	1,280	904	376
Furniture and fixtures	1,088	653	435	1,289	743	546
Leasehold improvements	325	309	16	1,126	379	747
Internally Developed Software	685	201	484	708	249	459
Construction in progress	19	-	19	145	0	145
	€21,437	12,839	8,598	€22,655	14,147	8,508

As of December 31, 2009, 2010 and 2011, property, manufacturing facility and equipment include €460 attributed to lab instruments acquired under capital lease arrangements. The related accumulated depreciation at December 31, 2009, 2010 and 2011 was €138, €184, and €230 respectively.

FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENT

8. FAIR VALUE MEASUREMENT

The table below presents information on assets and liabilities measured at fair value on a recurring basis at December 31, 2011 and 2010, and includes the valuation techniques the Company utilizes to determine such fair value.

Fair values determined on the basis of Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets consist of cash and marketable debt securities. Fair values determined on the basis of Level 2 inputs utilize observable quoted prices for similar assets and liabilities in active markets and observable quoted prices for identical or similar assets in markets that are not very active. Fair values determined on the basis of Level 3 inputs utilize unobservable inputs and include valuations of assets or liabilities for which there is little, if any, market activity. Level 3 assets or liabilities include those for which fair value measurements are determined using pricing models, discounted cash flow methodologies or similar valuation techniques, as well as significant management judgment or estimation.

		Fair Value Measurements at December 31, 2011 using
			Significant other	Significant
	Total Carrying	Quoted prices in	observable	unobservable
	Value at	active markets	inputs	inputs
	December 31, 2011	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	€9,990	€9,990	-	-
Total	€9,990	€9,990	-	-

		Fair Value Measurements at December 31, 2010 using
			Significant other	Significant
	Total Carrying	Quoted prices in	observable	unobservable
	Value at	active markets	inputs	inputs
	December 31, 2010	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	€8,742	€8,742	-	-
Available for sale securities	263	263
Total	€9,005	€9,005	-	-

ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

9. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of:

	December 31,
	2010	2011
Accrued compensation and employee benefits	€1,039	€642
Due to social security	256	282
Withholding tax due	142	118
Current taxes liabilities	397	580
Other payables	68	88
Total	€1,902	€1,710

Accrued compensation and employee benefits include bonuses, salaries, vacation and deferred compensation due to employees, directors and management. The decrease versus the prior year is mainly due to lower employee incentives.

Current tax liabilities represent amounts due to Italian tax authorities for the Italian Regional Tax on Productive Activities, (“IRAP”) and Corporate tax (“IRES”) and amount due to the Swiss tax authority as minimum tax.

The increase in current tax liabilities is mainly due to the new corporate tax legislation enacted in December 2011 by the Italian Parliament to raise funds for the country’s deficit. The recently enacted corporate tax legislation establishes that net operating losses (“NOLs”) can be carried forward without any time limit, as opposed to what was provided for under the previous regime, and can be offset up to 80% of the taxable income generated in each given fiscal year. We accrued €297 thousand for the 2011 fiscal year.

CREDIT FACILITIES AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2011
CREDIT FACILITIES AND LONG-TERM DEBT

10.    CREDIT FACILITIES AND LONG-TERM DEBT

Long term debt, net of current maturities consists of:

		December 31,
		2010	2011
a)	Mortgage loan bearing interest at the Euribor 6 month rate plus 1.0% due June 2015 (2.23% and 2.62% at December 31, 2010 and 2011, respectively)	1,800	1,560
b)	Equipment loan secured by marketable securities, bearing interest at the Euribor 3 months rate plus 1.70% due April 2012 (2.70% and 3.06% at December 31, 2010 and 2011, respectively)	131	-
c)	Equipment loan bearing interest at the Euribor 3 months rate plus 1.20% due June 2012 (2.20% and 2.56% at December 31, 2010 and 2011, respectively)	375	188
d)	Financing loan bearing interest at the Euribor 1 months rate plus 1.00% due December 2012 (1.78% and 2.02% at December 31, 2010 and 2011, respectively)	214	137
f)	Research loan from the Italian Ministry for University and Research, interest at 1% per annum, due January 2012	73	37
g)	Financing loan bearing interest at the Euribor 3 months rate plus 1.00% due December 2012 (2% and 2.36% at December 31, 2010 and 2011, respectively)	101	64
h)	Equipment loan bearing interest at the Euribor 3 months rate plus 0.80% due December 2012 (1.80% and 2.16% at December 31, 2010 and 2011, respectively)	98	63
i)	Research loan from the Italian Ministry for University and Research, interest at 1% per annum, due January 2012	65	-
		2,857	2,049
	Less current maturities	(1,098)	(504)
	Total	€1,759	€1,545

The equipment loan of €188 requires the Company to maintain €5,000 of net shareholders’ equity determined in accordance with Italian generally accepted accounting principles. The Company was in compliance with this covenant at December 31, 2010 and 2011. There are no other covenants associated with the Company’s loans.

In June 2011, in connection with a national agreement among the Italian Bank Association and the Italian Ministry of Economics and Enterprise Organizations, companies that met certain criteria, such as good standing, and qualified as a small or medium enterprise, were eligible to apply for a deferment on payment of 50% of the current portion of any long term debt payments due in the next twenty-four months. Except with respect to our research loan incurred with the Italian Ministry for University and Research, which was not eligible for deferment, we obtained such deferment on payment of our principal loan, which will permit the postponement of cash outflows in the amounts of €200 and €400 as of December 31, 2011 and 2012, respectively.

The maturities of long-term debt are as follows:

December 31,
2013	410
2014	295
2015	240
2016	240
Thereafter	360
Total	€1,545

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
11.	INCOME TAXES

The Company's components of income before provision for income taxes are as follows:

	Years Ended December 31,
	2009	2010	2011
Domestic	(4,525)	4,474	4,655
Foreign	-	-	(1,134)
	(4,525)	4,474	3,521

The components of the provision for income taxes are as follows:

	As of December 31,
(in thousand)	2009	2010	2011
Current
Domestic	€-	€317	€677
Foreign	-	80	134
Total Current Provision	€-	€397	€811

Deferred
Domestic	€-	€-	€-
Foreign	-	-	-
Total Deferred Provision	€0,00	€0,00	€0,00

Total Tax Provision	€-	€397	€811

Reconciliation of income tax computed at the Italian statutory tax rate to the Company’s tax expense/(benefit) for the years ended December 31, 2009, 2010 and 2011 is as follows:

	For the Year Ended December 31,
	2009		2010		2011
	Tax	Rate %	Tax	Rate %	Tax	Rate %
(Loss)/Profit Before Tax at statutory rate	(1,244)	27.5	1,230	27.5	968	27.5
Movement in valuation allowance	(133)	2.9	(2,782)	(62.2)	(1,252)	(35.6)
Expired NOLs	860	(19.0)	673	15.1	-	-
Other	190	(4.2)	367	8.2	-	-
Italian Regional tax - IRAP	-	-	317	7.1	380	10.8
Swiss minimum tax	-	-	81	1.8	134	3.8
Stock options	381	(8.4)	420	9.4	458	13.0
Permanent differences from Tax Calculation	(55)	1.2	91	2.0	123	3.5
Total	-	-	397	8.9	811	23.0

Significant components of deferred tax assets are as follows:

(in thousand)	2010	2011
Deferred tax assets:
Net operating losses	€14,991	€13, 973
Capitalization of R&D costs	6,412	6,363
Property, plant and equipment	360	380
Write down of intangible assets	1,278	1,181
Allowance on doubtful account	7	162
Inventory write-off	347	277
Other	224	31
Total deferred tax assets	€23,619	€22,367

Deferred tax liabilities:
Total deferred tax liabilities	-	-
Net deferred tax assets	23,619	22,367
Valuation Allowance	(23,619)	(22,367)
Net deferred taxes	-	€-

As of December 31, 2011, the gross net operating losses (NOLs) amount to approximately €51,320. Under the Italian tax law, NOLs cannot be carried back. Under a newly enacted tax rule issued in 2011, tax losses can be carried forward indefinitely, however such tax losses can only be used to offset 80% of taxable income. The deferred tax asset related to NOLs also includes NOLs generated by Gentium Gmbh (€1,100). According to the Swiss tax law, these NOLs can be carried forward for seven years and will begin to expire in 2019.

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, and has determined that it is not more likely than not the Company will realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been recognized on the Company’s deferred tax assets. The Company's valuation allowance decreased by €1,252 for the year ended December 31, 2011 and decreased by €2,782 for the year ended December 31, 2010.

The Company’s only foreign subsidiary, Gentium Gmbh, was incorporated during 2011. At the end of the year this entity has generated a loss and accordingly, there are no unremitted earnings for the periods presented. Therefore, the Company has not recognized any deferred tax liabilities for unremitted earnings.

As of December 31, 2011, according to ASC740-10-50 (formerly FIN 48), the Company has no uncertain tax positions and has no accrued interest or penalties related to such uncertain tax positions. Also in the previous year the Company had no uncertain tax positions. No changes in the Company’s uncertain tax positions are expected in the next 12 months.

Fiscal years from 2007 to 2011 are still subject to income tax assessment.

SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
SHAREHOLDERS' EQUITY
12.	SHAREHOLDERS’ EQUITY

The Company had 14,956,317 and 14,969,150 ordinary shares, each of no par value issued and outstanding on December 31, 2010 and December 31, 2011, respectively. On December 31, 2011, the total number of authorized shares was 19,656,317. Authorized capital is as follows:

	December 31
	2010	2011
Issued and outstanding	14,956,317	14,969,150
Reserved for stock option plans	2,500,000	4,687,167
Reserved for exercise of warrants	846,300	-
	18,302,617	19,656,317

On April 28, 2006, our shareholders approved an amendment to our bylaws, which granted certain powers to our board of directors, pursuant to the provisions of Articles 2443 and 2420, part 3 of the Italian Civil Codes, including the power to increase the capital of the company in cash, up to €90 million of par value, in one or more transactions, and to issue convertible bonds (even subordinated) and increase the capital of the Company, in one or more transactions, up to Euro 10 million of par value, through the issuance of ordinary shares reserved for the conversion of such convertible bonds, and in both cases also with the faculty to issue warrants by means of the same resolution of the board of directors providing for the relevant capital increase and in each case, exclude or limit the option right of the shareholders if the Board of Directors determines that exclusion or limitation to be in the interest of the Company. Such delegation of powers expired after five years. On May 9, 2011, our shareholders renewed this resolution for additional five years starting from the date of the resolution of the 2011 Extraordinary Shareholders’ meeting approving the amendment. As of December 31, 2011, our board of directors authorized the issuance of 4,549,435 ordinary shares in connection with this resolution by our shareholders.

On June 30, 2009, our shareholders approved an amendment to our bylaws, which granted certain powers to our board of directors, pursuant to article 2443 of the Italian Civil Code, including the power to increase the capital of our company in cash, up to an amount equal to €100 million, on a separable basis, in one or more transactions, for the purpose of a rights offering with the faculty to reserve all or part of such amount for the exercise of warrants issued by means of the same resolution of our board of directors providing for the relevant capital increase and with the faculty to reserve 1/4 of any such capital increase to employees under the Company’s equity incentive plans in effect from time to time, and the power to cancel the par value of the ordinary shares of the Company, which was completed on June 30, 2009. As of December 31, 2011, our board of directors has not authorized the issuance of any shares pursuant to this resolution by our shareholders.

On May 9 2011, our shareholders approved an amendment to our bylaws, which granted certain powers to our board of directors, pursuant to article 2441, fifth paragraph of the Italian Civil Code, to increase the capital of the Company in cash by a maximum amount of Euro 2,200,000, on a separable basis, with the exclusion of the pre-emptive right of the shareholders, for the issuance of options to purchase a maximum of 2,200,000 shares, without a par value, in favor of the Company’s employees, directors and consultants. We have used this approval to increase the number of ordinary shares of the Company authorized under our 2007 Stock Option Plan to 3,200,000.

Warrants

A summary of the warrant activity for the three years ended December 31, 2011 is presented below.

	Warrants	Weighted Average Exercise Price
Balance, December 31, 2008	846,300	€6.29	$11.75
Granted	-	-	-
Exercised	-	-	-
Cancelled	-	-	-
Balance, December 31, 2009	846,300	€6.29	$11.75
Granted	-	-	-
Exercised	-	-	-
Cancelled	523,774	€6.90	$9.66
Balance, December 31, 2010	322,526	€11.35	$15.20
Granted	-	-	-
Exercised	-	-	-
Cancelled	322,526	€11.35	$15.20
Balance, December 31, 2011	-	-	-

There are no outstanding warrants as of December 31, 2011:

	Number of	Number of	Number of	Number of
	warrants	warrants	warrants	warrants
	issued	exercised	cancelled	outstanding
Warrant issued in conjunction with promissory notes	503,298	22,734	480,564	-
Initial Public Offering	151,200	107,990	43,210	-
2005 private placement	713,518	713,518	-	-
2006 private placement	466,446	143,920	322,526	-
Total	1,834,462	988,162	846,300	-

In connection with a private placement in 2006, the Company issued warrants for the purchase of an aggregate of 388,705 ordinary shares at an exercise price of $14.50 per ordinary share. In addition, the Company issued a five year warrant for the purchase of 77,741 ordinary shares at an exercise price of $17.40 per ordinary share to one of placement agent. The warrants were fully vested, exercisable at the option of the holder, in whole or in part, and expire five years from the date of grant. Through December 31, 2011, we had issued 143,920 ordinary shares upon exercise of these warrants for proceeds of $2,087 (€1,490). On April 28, 2011, 322,526 warrants expired without having been exercised. As of December 31, 2011, there were no warrants outstanding.

EQUITY INCENTIVE PLANS	12 Months Ended
Dec. 31, 2011
EQUITY INCENTIVE PLANS

13.      EQUITY INCENTIVE PLANS.

The Company currently has two option plans in place: an Amended and Restated 2004 Equity Incentive Plan, which includes an Amended and Restated 2004 Italy Stock Award Sub-Plan, and a 2007 Stock Option Plan (collectively, the “Plans”) .

Amended and Restated 2004 Equity Incentive Plan

Certain of the Company’s employees and directors participate in the Amended and Restated 2004 Equity Incentive Plan and Italy Stock Award Plan. These plans were initially adopted on September 30, 2004 and amended on April 27, 2007. The plans provide for the issue of incentives awards for up to 1,500,000 ordinary shares to employees, consultants, directors, and non-employee directors. Awards may be in the form of either incentive or non-qualified options. Our compensation committee determines the price of share options granted under the incentive plan, with the provision that the exercise price for an incentive share option cannot be less than 100% of the fair market value of our ordinary shares on the date of grant. The term of share options granted under the incentive plan generally may not exceed ten years, although the shareholders’ authorization for a capital increase relating to the ordinary shares issuable upon exercise of such options expires on September 30, 2019. As of December 31, 2011, there were 1,135,067 shares underlying outstanding options and 352,100 shares available for future grants under this plan.

Options granted under the incentive plan vest at the rate determined by our compensation committee. Typically, options granted under the incentive plan to officers and employees vest over three years, with one-third of the shares covered by the option vesting on the first anniversary of the grant date and the remainder vesting monthly over the next two years.

2004 Italy Stock Award Sub-Plan

Our Amended and Restated 2004 Italy Stock Award Sub-Plan is a part of our Amended and Restated 2004 Equity Incentive Plan and provides for the grant of share options and the issuance of share grants to certain of our employees who reside in the Republic of Italy and who are liable for income tax in the Republic of Italy. Generally, the exercise price for a share option under the Italy sub-plan cannot be lower than the average of the closing price of our ordinary shares as listed on the American Stock Exchange or the Nasdaq Global Market System, as applicable, over the 30 days preceding the date of grant.

Amended 2007 Stock Option Plan

On April 27, 2007, the Company’s shareholders approved the 2007 Stock Option Plan providing for options that may be granted to the Company’s directors, employees and consultants to purchase up to 3,200,000 ordinary shares. As of December 31, 2011, there were 1,063,008 shares underlying outstanding options and 2,136,992 shares available for future grants under this plan. Shares subject to options that have expired or otherwise terminated without being exercised in full become available again for issuance under the plan.

The 2007 Stock Option Plan is administered by our board of directors or a committee appointed by our board of directors. The board or the committee determines recipients and types of options to be granted, including the number of shares subject to an option, the vesting schedule of options, the exercisability of options and subject to applicable restrictions, other terms of the options. The board of directors has delegated responsibility for administration of the 2007 Stock Option Plan to the compensation committee.

The term of share options granted under the 2007 Stock Option Plan generally may not exceed the earlier of ten years or March 26, 2022. Our compensation committee determines the price of share options granted under the 2007 Stock Option Plan, subject to certain limitations.

Options granted under the 2007 Stock Option Plan vest at the rate determined by our compensation committee. Typically, options granted to employees under the 2007 Stock Option Plan vest over three years, with one-third of the shares covered by the option vesting on the first anniversary of the grant date and the remainder vesting monthly over the next two years.

The board of directors may amend the 2007 Stock Option Plan at any time. Amendments will be submitted for shareholder approval to the extent required under applicable laws, rules and regulations. The 2007 Stock Option Plan will terminate on March 26, 2022 unless earlier terminated by the board of directors or a committee appointed by the board of directors.

The following table lists the balances available under the Plans at December 31, 2011.

	Amended and	Amended
	Restated 2004	2007
	Equity Incentive	Stock
	Plan	Option Plan

Number of shares authorized	1,560,000	3,200,000
Number of option granted since inception	2,628,400	1,386,078
Number of options exercised	72,833	-
Number of options cancelled/expired	1,360,000	323,070
Number of shares available for grant and available for future grant	352,100	2,136,992

Stock-based compensation cost is measured at the grant date on the basis of fair value of the award ultimately expected to vest and is recognized as expenses over the service period, which is generally the vesting period. The Company recorded non-cash compensation expenses of €1,386, €1,523 and €1,666 for the years ended December 31, 2009, 2010 and 2011, respectively.

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2009	2010	2011

Cost of goods sold	59	66	39
Research and development	267	237	157
General and administrative	1,060	1,220	1,354
Sales and Marketing	-	-	116
Total stock based compensation	1,386	1,523	1,666

There were no options granted to officers, employees, directors and consultants in the year ended December 31, 2009. The weighted average grant-date fair market value of options granted to officers, employees and directors in the year ended December 31, 2010, as of the date of the grants, was $3.18. The weighted average grant-date fair market value of options granted to officers, employees and directors in the year ended December 31, 2011, as of the date of the grants, was $5.81. The valuation of options granted was based on the following weighted average assumptions:

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2009	2010	2011

Risk free interest rate	-	2.49%	3.19%
Expected dividend yield	-	0%	0%
Expected stock price volatility	-	92.59%	92.82%
Expected term	-	5.77 years	5.44 years

For all stock options granted after December 31, 2009, the fair value of the award is estimated on the date of grant using a binomial valuation model. The binomial model considers characteristics of fair value option pricing that are not available under the Black-Scholes model. Similar to the Black-Scholes model, the binomial model takes into account variables such as volatility, dividend yield rate, and risk free interest rate. However, unlike the Black-Scholes model, the binomial model also considers the contractual term of the option, the probability that the options will be exercised prior to the end of its contractual life, the probability of termination or retirements of the option holder in computing the value of the option and the exchange rate between the euro and the dollar. For these reasons, we believe that the binomial model provides a fair value that is more representative of actual experience and future expected experience than that value calculated using the Black-Scholes model.

The binomial model accounts for volatility in the price of the Company’s stock, the risk-free interest rate, the estimated life of the option, the closing market price of the Company’s stock and the exercise price of the stock. Some of these inputs are highly subjective assumptions which can vary over time. In order to determine the expected volatility, the Company analyzed available information, including past experience of a group of stocks in the industry having similar traits. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company assumed that no dividends would be paid during the expected term of the options.

All of the Company’s stock options vest ratably through continued employment over the vesting period. Once vested, options become exercisable immediately. Share-based compensation expenses recognized in the statement of operations are based on awards ultimately expected to vest, reduced for estimated forfeitures. Based on historical data, the pre-vesting forfeiture percentage was estimated to be approximately zero. If pre-vesting forfeitures occur in the future, the Company will record the effect of such forfeitures as they occur.

The Company expects to incur significant non-cash compensation expenses for option grants in the future. As of December 31, 2011, compensation costs not yet recognized totaled €2,682, which are expected to be expensed over a maximum vesting period of 36 months.

A summary of the Company’s stock option activity based on the exchange rate in effect at the grant date is as follows:

	Shares Available for		Weighted Average
	Grant	Shares	Exercise Price
Options outstanding at December 31, 2008	672,822	1,797,178	€8.96	$12.08
Granted	-	-	-	-
Exercised	-	-	-	-
Cancellations	-	(200,148)	€8.88	$11.82
Options outstanding at December 31, 2009	672,822	1,597,030	€8.96	$12.12
Granted	(1,410,000)	1,410,000	€3.68	$4.82
Exercised	-	-	-	-
Cancellations	1,213,537	(983,389)	€9.89	$12.80
Options outstanding at December 31, 2010	476,359	2,023,641	€4.83	$6.70
Available under revised stock option plan	2,200,000	-
Granted	(657,300)	657,300	€5.81	$8.54
Exercised	(12,833)	(12,833)	€6.65	$7.97
Cancellations	482,865	(470,033)	€7.57	$9.66
Options outstanding at December 31, 2011	2,489,092	2,198,075	€4.53	$6.61

Cash received for exercised stock options amounted to nil, nil and €77 in the years ended December 31, 2009, 2010 and 2011, respectively. The intrinsic values of options exercised in 2009, 2010 and 2011 were nil, nil, and 14, respectively. The total fair values of options vested during 2009, 2010 and 2011 were $7,607, $3,031, and $3,503, respectively.

The following table summarizes outstanding and exercisable options as of December 31, 2011, based on the exchange rate in effect on December 31, 2011:

	Options Outstanding			Options Exercisable
		Weighted-
		Average Years
		Remaining on			Weighted
Exercise Price	Number Outstanding	Contractual Life	Weighted Average Exercise Price	Number Exercisable	Average Exercise Price
€3.53 ($4.57)	495,767	7.35	€3.53 ($4.57)	206,036	€3.53 ($4.57)
€3.86 ($5.00)	705,900	8.33	€3.86 ($5.00)	402,631	€3.86 ($5.00)
€4.24 ($5.49)	75,000	8.92	€4.24 ($5.49)	8,333	€4.24 ($5.49)
€4.64 ($6.00)	30,000	9.87	€4.64 ($6.00)	-	€4.64 ($6.00)
€4.68 ($6.06)	123,000	9.86	€4.68 ($6.06)	-	€4.68 ($6.06)
€5.47 ($7.08)	15,000	3.82	€5.47 ($7.08)	15,000	€5.47 ($7.08)
€6.84 ($8.85)	68,000	9.57	€6.84 ($8.85)		€6.84 ($8.85)
€6.96 ($9.00)	212,000	3.51	€6.96 ($9.00)	212,000	€6.96 ($9.00)
€7.16 ($9.26)	315,300	9.17	€7.16 ($9.26)	8,758	€7.16 ($9.26)
€7.66 ($9.91)	60,000	9.35	€7.66 ($9.91)	-	€7.66 ($9.91)
€10.80 ($13.98)	14,108	6.00	€10.80 ($13.98)	14,108	€10.80 ($13.98)
€11.44 ($14.80)	7,500	5.96	€11.44 ($14.80)	7,500	€11.44 ($14.80)
€12.77 ($16.52)	52,500	5.85	€12.77 ($16.52)	52,500	€12.77 ($16.52)
€14.65 ($18.95)	24,000	5.23	€14.65 ($18.95)	24,000	€14.65 ($18.95)
	2,198,075			950,866

At December 31, 2011 the aggregate intrinsic value of the outstanding options and the aggregate intrinsic value of the exercisable options was nil.

NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2011
NET LOSS PER SHARE
14.	NET LOSS PER SHARE

The computation of basic earnings per share (EPS) is based upon the weighted-average of our ordinary shares outstanding. The computation of diluted EPS is based upon the weighted-average of our ordinary shares and the dilutive potential of ordinary shares outstanding. Dilutive potential of ordinary shares outstanding refers to the impact of ordinary equivalent shares resulting from the assumed exercise of stock options and warrants (collectively “dilutive securities”) under the treasury stock method.

The computation for basic and diluted EPS was as follows (in thousands, except per share data):

	For the Year Ended December 31
	2009	2010	2011
Income (Numerator):
Net income (loss) for basic and diluted EPS	€(4,525)	€4,077	€2,710

Shares (Denominator):
Weighted-average shares for basic EPS	14,956,317	14,956,317	14,964,021
Effect of dilutive securities	-	-	376,839
Weighted-average shares for diluted EPS	14,956,317	14,956,317	15,340,859

Basic EPS	(0.30)	0.27	0.18
Diluted EPS	(0.30)	0.27	0.18

For the year ended December 31, 2009, 2010 and 2011, there were employee stock options, calculated on a weighted average basis, to purchase 1,597,030, 1,508,683 and 644,146 shares, respectively, of our common stock, with exercise prices greater than the average market prices of our common stock for these periods, which are not included in the computation of diluted EPS as their impact would have been anti-dilutive.

For the year ended December 31, 2009, 2010 and 2011, warrants were not included in the computation of diluted EPS. In 2009 and 2010 warrants were not included as their impact would have been anti-dilutive. In 2011, warrants were not included as they expired on April 28, 2011.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
15.	COMMITMENTS AND CONTINGENCIES

In April 2007, the Company entered into a five year term capital lease arrangement to finance €218 in lab equipment purchases. The borrowing is payable in equal monthly installments of €4 over a period of 60 months. The arrangement is classified as a capital lease and expires in March 2012.

In April 2007, the Company entered into a five year term capital lease arrangement to finance €110 in laboratory equipment purchases. The borrowing is payable in equal monthly installments of €2 over a period of 60 months. The arrangement is classified as a capital lease and expires in March 2012.

Future non-cancellable minimum lease payments under operating and capital leases as of December 31, 2011 are:

	Operating Leases	Capital Leases
2012	€300	21
2013	240	-
2014	185	-
2015	185	-
2016	185
Thereafter	185	-
Total minimum lease payments	€1,280	21
Less: imputed interest		-
Present value of net minimum lease payment		21
Less: Current portion of capital lease payment		21
Long term portion of capital lease payment		-

As of December 31, 2011, we had €1,966 thousand in future payables under outstanding contracts that are not revocable. Most of these contracts are on a cost plus or actual cost basis.

RESTRUCTURING CHARGES	12 Months Ended
Dec. 31, 2011
RESTRUCTURING CHARGES

16. RESTRUCTURING CHARGES

On October 4, 2011, as a result of a change in management, the Company incurred a one-time charge of approximately €0.43 million, consisting primarily of severance, employee termination benefits and other exit costs which were classified as research and development expenses in our consolidated statements of operations.

On March 1, 2010, the Company announced management and corporate restructuring changes resulting from a strategic decision to close down its New York office and consolidate the Company’s resources and operations into its headquarters in Como, Italy. The closure of the New York office and consolidation of corporate operations resulted in a one time charge of €0.95 million. Additionally, we implemented a workforce reduction and recorded €0.15 million, as one-time employee termination benefits, outplacements costs, termination notice and legal contractual compensation due upon early resolution of the employment agreements.

INFORMATION REGARDING GEOGRAPHICAL AREA AND MAJOR CUSTOMERS	12 Months Ended
Dec. 31, 2011
INFORMATION REGARDING GEOGRAPHICAL AREA AND MAJOR CUSTOMERS

17. INFORMATION REGARDING GEOGRAPHICAL AREA AND MAJOR CUSTOMERS

For the years ended December 31, 2011, 2010 and 2009, total product sales by geographic territory and customer were as follows (euro amounts in thousands):

	Year ended		Year ended		Year ended
	December 31,		December 31,		December 31,
	2009		2010		2011
UK	4,439	46%	10,745	55%	12,155	56%
Korea	2,694	28%	4,521	23%	3,402	16%
US	465	5%	2,417	12%	2,622	12%
Spain	738	8%	949	5%	1,137	5%
Turkey	-	-	-	-	917	4%
Australia	-	-	-	-	840	4%
Italy	1,366	13%	1,083	5%	599	3%
Israel	-	-	-	-	62	0%
Total	9,702	100%	19,715	100%	21,734	100%

	Year ended		Year ended		Year ended
	December 31,		December 31,		December 31,
	2009		2010		2011
Customer “a”	1,137	12%	1,083	5%	599	3%
Customer “b”	2,693	28%	4,501	23%	3,112	14%
Customer “c”	35	-	-	-	-	-
Customer “d”	738	8%	949	5%	1,137	5%
Customer “e”	4,439	45%	10,745	55%	12,099	56%
Customer “f”	465	5%	2,417	12%	2,622	12%
Customer “g”	195	2%	-	-	-	-
Customer “h”	-	-	20	0%	289	2%
Other Customers	-	-	-	-	1,876	8%
Total	9,702	100%	19,715	100%	21,734	100%